Exhibit 10.1
CONFORMED COPY
LIMITED WAIVER AGREEMENT
     THIS LIMITED WAIVER AGREEMENT (this “Waiver Agreement”), dated as of October 17, 2006, is made and entered into among TECHNICAL OLYMPIC USA, INC., a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower party hereto as a Guarantor, the lenders party hereto as Lenders, the financial institution party hereto as the Issuer, and CITICORP NORTH AMERICA, INC., a Delaware corporation, as agent for the Lenders and the Issuer (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
     (1) The Borrower, the Lenders, the Issuer and the Administrative Agent are parties to the Credit Agreement, dated as of March 9, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders and certain other financial institutions and other entities party thereto as lenders, the Issuer, the Administrative Agent and certain other financial institutions in other agent capacities. Capitalized terms used and not otherwise specifically defined in this Waiver Agreement shall have the meanings given to such terms in the Credit Agreement.
     (2) The Borrower acknowledges that a Material Adverse Change has occurred with respect to TOUSA Homes, L.P. as a result of matters relating to EH/Transeastern, LLC disclosed by the Borrower in its 8-K filings made in September and October, 2006 (the “Transeastern Events”). As a result, the Borrower is no longer able to satisfy all of the conditions precedent under the Credit Agreement required to receive Loans or to obtain the Issuance of Letters of Credit.
     (3) The Borrower has indicated to each of the Lenders, the Issuer and the Administrative Agent that it is currently contemplating a request for a proposed amendment to the Credit Agreement (the “Proposed Amendment”), which would (i) amend certain provisions of the Credit Agreement, including, inter alia, the definition of a Material Adverse Change and (ii) provide collateral by the Borrower and its Subsidiaries to secure their respective obligations under the Credit Agreement and the other Loan Documents. In order to provide a period of time from October 17, 2006 through October 25, 2006 (the “Waiver Period”) for the Borrower to prepare and negotiate the Proposed Amendment with the Lenders and to ensure that the Borrower has sufficient liquidity during the Waiver Period, the Borrower has requested the Lenders, the Issuer and the Administrative Agent to enter into this Waiver Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Waiver Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:
     Section 1.01 Waiver. During the Waiver Period, and only during the Waiver Period, the Lenders, the Issuers and the Administrative Agent agree (i) to waive any Material Adverse Change that has occurred with respect to TOUSA Homes, L.P. as a result of the Transeastern Events and (ii) the Borrower will not be required to make any representation as to such Material Adverse Change as a condition precedent to the extension of any Loan or the Issuance of any Letter of Credit.
     Section 1.02 Limited Availability. Notwithstanding anything in the Credit Agreement to the contrary, during the Waiver Period the Lenders shall not be obligated to make Loans and the Issuers shall not be obligated to Issue any Letter of Credit in excess of $25,000,000 in the aggregate. The Borrower acknowledges that all conditions precedent set forth in Section 3.2 of the Credit Agreement shall apply to each Loan and each Issuance of a Letter of Credit during the Waiver Period, subject to the waiver set forth in Section 1.01.
     Section 1.03 Waiver Fee. Provided that this Waiver Agreement becomes effective no later than October 17, 2006, the Borrower will pay to each Lender who has delivered to the Administrative Agent an executed counterpart of this Waiver Agreement no later than Monday, October 16, 2006, a fee equal to 5 bps (0.05%) of the Revolving Credit Commitment of such Lender. Such fees, if payable, will be paid by the Borrower on October 17, 2006.
     Section 1.04 Loan Document. This Waiver Agreement shall be deemed to be a Loan Document.
     Section 1.05 Proposed Amendment. By entering into this Waiver Agreement the Lenders, the Issuers and the Administrative Agent are not agreeing to any amendment or modification of the Credit Agreement or any other Loan Document, except as expressly set forth in Sections 1.01, 1.02 and 1.03, and are willing to participate in negotiations with respect to a Proposed Amendment on the following terms and conditions:
     (a) The negotiations between the Borrower and the Guarantors and the Lenders, the Issuers and the Administrative Agent, and any other relevant party and their respective agents, professional advisors and representatives, in connection with the Proposed Amendment are without prejudice to any party’s rights. By entering such negotiations the Lenders, the Issuers and the Administrative Agent are not waiving or agreeing to waive any Default or Event of Default that may exist or may occur in the future, whether based on facts or events that have already occurred or may occur in the

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future, or obligate themselves to grant any concessions. Any party hereto may terminate negotiations at any time and for any reason (or for no reason), and upon such termination of negotiations, each party’s respective obligations to the other shall be only as set forth in the Credit Agreement and all other Loan Documents, as modified by this Waiver Agreement.
     (b) No agreement (oral or otherwise) that may be reached during the negotiations shall be binding upon the parties until final, definitive written agreements approved by each Requisite Lender have been executed and delivered by such Lender and all other parties required under the terms of the Credit Agreement.
     Section 1.06 Execution in Counterparts. This Waiver Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Waiver Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Waiver Agreement signed by all parties shall be lodged with the Borrower and the Administrative Agent.
     Section 1.07 Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with this Waiver Agreement or any other transaction described herein or otherwise related hereto, including, without limitation, all legal fees and expenses of counsel for the Administrative Agent in connection herewith.
     Section 1.08 Continued Effectiveness; Reservation of Rights. The Credit Agreement and the other Loan Documents, as modified by this Waiver Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Waiver Agreement shall be effective only in the specific instance and for the specific purpose for which given. The Lenders, the Issuers and the Administrative Agent expressly reserve the right to exercise any remedies they may have under the Loan Documents at any time without notice to the Borrower or any other person or entity other than as required in the Credit Agreement or other Loan Document.
     Section 1.09 Binding Effect. This Waiver Agreement shall become effective when it shall have been executed by the Borrower, the Guarantors, the Administrative Agent and the Requisite Lenders and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and Issuer and, in each case, their respective successors and assigns.

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     Section 1.10 Governing Law. This Waiver Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
     Section 1.11 Submission to Jurisdiction. Any legal action or proceeding with respect to this Waiver Agreement or any other Loan Document may be brought in the courts of the State of New York sitting in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Waiver Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.
     Section 1.12 WAIVER OF JURY TRIAL. EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUERS AND THE BORROWER IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS WAIVER AGREEMENT OR ANY OTHER LOAN DOCUMENT.
     IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement to be duly executed as of the day and year first above written.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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[Signature Page to Limited Waiver Agreement]

BORROWER:

TECHNICAL OLYMPIC USA, INC.

By:	/s/ Randy Kotler

Name: Randy Kotler
Title: SVP, CAO, Interim CFO

[Signature Page to Limited Waiver Agreement]

GUARANTORS:

ENGLE HOMES DELAWARE, INC.
ENGLE HOMES RESIDENTIAL
     CONSTRUCTION, LLC
ENGLE/JAMES LLC
MCKAY LANDING, LLC
NEWMARK HOMES PURCHASING, L.P.
NEWMARK HOMES, L.L.C.
NEWMARK HOMES, L.P.
PREFERRED BUILDERS REALTY, INC.
SILVERLAKE INTERESTS, L.C.
TOI, LLC
TOUSA, LLC
TOUSA ASSOCIATES SERVICES
     COMPANY
TOUSA DELAWARE, INC.
TOUSA FUNDING, LLC
TOUSA HOMES, INC.
TOUSA HOMES, L.P.
TOUSA HOMES INVESTMENT #1, INC.
TOUSA HOMES INVESTMENT #1, L.P.
TOUSA HOMES INVESTMENT #2, INC.
TOUSA HOMES INVESTMENT #2, LLC
TOUSA INVESTMENT #1, INC.
TOUSA INVESTMENT #2, INC.
TOUSA INVESTMENT #1, LLC
TOUSA INVESTMENT #2, LLC
TOUSA INVESTMENT #3, LLC
TOUSA INVESTMENT #4, LLC
TOUSA INVESTMENT #5, LLC
TOUSA MID-ATLANTIC
     INVESTMENT, LLC
TOUSA VENTURES, LLC
TOUSA/WEST HOLDINGS, INC.

By:	/s/ Randy Kotler

Name: Randy Kotler
Title: SVP, CAO

[Signature Page to Limited Waiver Agreement]

GUARANTORS (continued):

NEWMARK HOMES BUSINESS TRUST

By:	/s/ Randy Kotler

Name: Randy Kotler
Title: SVP, CAO

[Signature Page to Limited Waiver Agreement]

CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Bank Manager

By:	/s/ Ricardo James

Name: Ricardo James
Title: Director

CITICORP NORTH AMERICA, INC., as Administrative Agent and a Lender

By:	/s/ Ricardo James

Name: Ricardo James
Title: Director

[Signature Page to Limited Waiver Agreement]

CITIBANK, N.A., as an Issuer

By:	/s/ Ricardo James

Name: Ricardo James
Title: Director

[Signature Page to Limited Waiver Agreement]

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and Lender

By:	/s/ Michael O’Keefe

Name: Michael O’Keefe
Title: Associate

[Signature Page to Limited Waiver Agreement]

WACHOVIA CAPITAL MARKETS, LLC, as Co-Documentation Agent

By:	/s/ Darrell Perry

Name: Darrell Perry
Title: Vice President

WACHOVIA BANK, N.A., as Lender

By:	/s/ R. Scott Holtzbook

Name: R. Scott Holtzbook
Title: Senior Vice President

[Signature Page to Limited Waiver Agreement]

BANK OF THE WEST, a California Banking Corporation, as Lender

By:	/s/ Wendi Reed

Name: Wendi Reed
Title: Vice President

By:	/s/ Stacey Michrowski

Name: Stacey Michrowski
Title: Vice President

[Signature Page to Limited Waiver Agreement]

BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ Anne C. Grady

Name: Anne C. Grady
Title: Vice President

[Signature Page to Limited Waiver Agreement]

CALYON NEW YORK BRANCH, as Lender

By:	/s/ David Cagle

Name: David Cagle
Title: Managing Director

By:	/s/ Robert Smith

Name: Robert Smith
Title: Managing Director

[Signature Page to Limited Waiver Agreement]

COMPASS BANK, an Alabama banking corporation, as Lender

By:	/s/ Johanna Duke Paley

Name: Johanna Duke Paley
Title: Senior Vice President

[Signature Page to Limited Waiver Agreement]

COMERICA BANK, as Lender

By:	/s/ Charles Weddell

Name: Charles Weddell
Title: Vice President

[Signature Page to Limited Waiver Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Bill O’Daly

Name: Bill O’Daly
Title: Director

By:	/s/ Cassandra Droogan

Name: Cassandra Droogan
Title: Vice President

[Signature Page to Limited Waiver Agreement]

FORTIS BANK S.A./N.V., CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Laurie Albright

Name: Laurie Albright
Title: Loan Closer

By:	/s/ Mason Chau

Name: Mason Chau
Title: AVP

[Signature Page to Limited Waiver Agreement]

GUARANTY BANK, as Lender

By:	/s/ Dan Killian

Name: Dan Killian
Title: Senior Vice President

[Signature Page to Limited Waiver Agreement]

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Tayven Hike, CFA

Name: Tayven Hike, CFA
Title: Vice President

[Signature Page to Limited Waiver Agreement]

NATEXIS BANQUES POPULAIRES, as Lender

By:	/s/ Marie-Edith Dugeny

Name: Marie-Edith Dugeny
Title: VP- Real Estate Finance Manager

By:	/s/ Guillaume de Parscau

Name: Guillaume de Parscau
Title: First VP – Business Development

[Signature Page to Limited Waiver Agreement]

NATIONAL CITY BANK, as Lender

By:	/s/ John M. Osberg

Name: John M. Osberg
Title: Senior Vice President

[Signature Page to Limited Waiver Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Douglas G. Paul

Name: Douglas G. Paul
Title: Senior Vice President

[Signature Page to Limited Waiver Agreement]

RAYMOND JAMES BANK, FSB, as Lender

By:	/s/ William J. Hindman

Name: William J. Hindman
Title: Vice President

[Signature Page to Limited Waiver Agreement]

SOVEREIGN BANK, as Lender

By:	/s/ Erin T. Aslakson

Name: Erin T. Aslakson
Title: Assistant Vice President

[Signature Page to Limited Waiver Agreement]

UBS LOAN FINANCE, LLC, as Lender

By:	/s/ Richard L. Tavrow

Name: Richard L. Tavrow
Title: Director

By:	/s/ Irja R. Otsa

Name: Irja R. Otsa
Title: Associate Director

[Signature Page to Limited Waiver Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Greg Wilson

Name: Greg Wilson
Title: VP

[Signature Page to Limited Waiver Agreement]

WASHINGTON MUTUAL BANK, as Lender

By:	/s/ Paul S. Verich

Name: Paul S. Verich
Title: SVP